SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                            FORM 8-K
                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)June 28, 1996



                   UNITED WASTE SYSTEMS, INC.
     (Exact name of Registrant as specified in its charter)




Delaware            0-20868                  13-3532338
(State or other     (Commission File number) (IRS Employer
jurisdiction of                              Identification No.)
incorporation)



Four Greenwich Office Park, Greenwich, Connecticut     06830
(Address of principal executive offices)               (Zip Code)




     Registrant's telephone number, including area code
     (203) 622-3131

Item 5.  Other Events

     1. On June 28, 1996, the Company acquired all of the outstanding shares of common stock of Salinas Disposal Service, Inc., Rural Dispos-All Service, Inc. and Madison Lane Properties, Inc. (the "Salinas Companies"). The Salinas Companies were a group of affiliated companies comprising an integrated solid waste management company. The Registrant accounted for the transaction as a pooling-of-interests and, accordingly, the financial position and results of operations of the Registrant for all prior periods have been restated to include the accounts of the Salinas Companies. This restatement is reflected in the supplemental consolidated financial statements that are filed as Exhibit 99.1 hereto for all periods presented in such financial statements. These supplemental financial statements are further identified under Item 7 below.

     2. During the month of July 1996 (i.e, the first full calendar month following the transaction described above), the Registrant had consolidated revenues, net income and earnings per share of $28,393,037, $4,323,478 and $.11, respectively.

Item 7.   Financial Statements and Exhibits

     (a) Exhibit 99.1 hereto includes the following supplemental financial statements of the Registrant:

Report of Independent Auditors.

Supplemental Consolidated Balance Sheets as of December 31, 1995 and
1994.

Supplemental Consolidated Statements of Operations for the years ended December 31, 1995, 1994 and 1993.

Supplemental Consolidated Statements of Stockholders' Equity for the years ended December 31, 1995, 1994 and 1993.

Supplemental Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993.

Notes to Supplemental Consolidated Financial Statements.

     (b) Exhibit 99.2 hereto includes the following pro forma condensed consolidated financial statements of the Registrant:

Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1996

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995

     (c) Exhibits.  The following Exhibits are filed herewith:

Exhibit Number                Exhibit
23.1                          Consent of Ernst & Young LLP
27.1                          Restated Financial Data Schedule
99.1                          Supplemental Consolidated Financial
                              Statements
99.2                          Pro Forma Condensed Consolidated
                              Financial Statements
99.3                          Independent Auditors Reports (two) of
                              Hanson Rotter Green

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of August, 1996.

UNITED WASTE SYSTEMS INC.



By:  Michael J. Nolan
     -----------------
     Name:  Michael J. Nolan
     Title:  Chief Financial Officer



Exhibit Index

Exhibit Number                Exhibit
23.1                          Consent of Ernst & Young LLP
27.1                          Restated Financial Data Schedule
99.1                          Supplemental Consolidated Financial
                              Statements
99.2                          Pro Forma Condensed Consolidated
                              Financial Statements
99.3                          Independent Auditors Reports (two) of
                              Hanson Rotter Green